UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 30, 2005


                           IDS LIFE INSURANCE COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                  ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               33-114888                             41-0823832
         ------------------------         ---------------------------------
         (Commission File Number)         (IRS Employer Identification No.)


            200 Ameriprise Financial Center
                  Minneapolis, Minnesota                  55474
         ------------------------------------------    ----------
          (Address of Principal Executive Offices)     (Zip Code)


                                 (612) 671-3131
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

Effective as of the close of business on September 30, 2005, the separation of the business of Ameriprise Financial, Inc. ("Ameriprise Financial"), our parent company, from American Express Company ("AXP") and the distribution of the common stock of Ameriprise Financial to the stockholders of AXP was completed in a tax free spin-off. A copy of the Ameriprise Financial press release, attached hereto as Exhibit 99, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit 99      Press Release issued by Ameriprise Financial, dated
                October 3, 2005.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IDS LIFE INSURANCE COMPANY
                                                    (REGISTRANT)

                                            By:  /s/ Timothy V. Bechtold
                                                ----------------------------
                                            Name:   Timothy V. Bechtold
                                            Title:  President




DATE:   October 3, 2005

                           IDS LIFE INSURANCE COMPANY
                           CURRENT REPORT ON FORM 8-K
                          Report Dated October 3, 2005


Exhibit No.     Description

Exhibit 99 Press Release Issued by Ameriprise Financial, Inc., dated October 3, 2005.